Exhibit 99.2

 Third Quarter 2022 Financial Results  August 4, 2022

 Forward-Looking Statements and Non-GAAP Measures   1  Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this earnings release include, but are not limited to, certain statements regarding NJR’s NFEPS guidance for fiscal 2022, long term annual growth projections, projections of dividend and financing activities, forecasted contribution of business segments to NJR’s NFE for fiscal 2022, customer growth at NJNG, future NJR and NJNG capital expenditures, potential CEV capital projects, CEV revenue projections, infrastructure programs and investments future decarbonization opportunities, Asset Management Agreements, the ability to complete the Adelphia Gateway Pipeline project, and other legal and regulatory expectations.  Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the SEC, including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.  Non-GAAP Measures  This presentation includes the non-GAAP financial measures NFE/net financial loss, NFE per basic share, financial margin and utility gross margin. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.  NFE and financial margin exclude unrealized gains or losses on derivative instruments related to NJR’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services and certain transactions related to NJR's investments in the PennEast Project, net of applicable tax adjustments as described below. Financial margin also differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization as well as the effects of derivatives as discussed above. Volatility associated with the change in value of these financial instruments and physical commodity reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJR Energy Services Company.  NJNG’s utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expense. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization. Utility gross margin may also not be comparable to the definition of gross margin used by others in the natural gas distribution business and other industries. Management believes that utility gross margin provides a meaningful basis for evaluating utility operations since natural gas costs, sales tax and regulatory rider expenses are included in operating revenues and passed through to customers and, therefore, have no effect on utility gross margin.  Management uses NFE/net financial loss, utility gross margin and financial margin, as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non- GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. NFE/net financial loss, utility gross margin and financial margin are discussed more fully in Item 7 of our Report on Form 10-K, NJR’s Form 10-Q filed on August 4, 2022 and, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measure, NFE/net financial loss, to the most directly comparable GAAP financial measure, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.

 1  Third-Quarter FY 2022 Highlights  Steve Westhoven | President & CEO  2  Financial Highlights  Roberto Bel | SVP and CFO  3  Q&A Session  2  Agenda

 3  Third Quarter 2022 Highlights  Quarterly Review  * A reconciliation from NFE to net income can be found in the Appendix on slide 17.  Q3 Fiscal 2022 Financial Results and Updated Guidance  NJR reported EPS of $0.14 and net financial loss per share of $(0.04)* for Q3 Fiscal 2022 Increases FY 2022 NFEPS guidance range to $2.40 - $2.50 from $2.30 - $2.40  New Jersey Natural Gas  Added 1,695 customers during the quarter  Clean Energy Ventures  Over 675MW pipeline of projects under construction, contract or exclusivity through fiscal 2027  Storage and Transportation  Adelphia Gateway on track to be completed by end of calendar year  Energy Services  Asset Management Agreement drives $7.5 million of NFE improvement from the prior year

 4  Utility  Non-Utility  Increasing Fiscal 2022 NFEPS Guidance by $0.10  $1.45  $1.74  $2.16  $2.40 - $2.50  FY2019A  FY2020A  FY2021A  FY 2022E  * NFEPS long-term annual growth projections are based on the original $2.20 - $2.30 guidance range for fiscal 2022, which excludes the effects of Energy Services’ over-performance  7-9%  LONG-TERM ANNUAL GROWTH*  New Jersey Natural Gas  59% - 61%  Energy Services 15% - 20%  CEV 16% - 18%  S&T 6% - 8%  Home Services  0%-1%  Driven by a Combination of Strong Performance at New Jersey Natural Gas, Greater than Anticipated Financial Margin at Energy Services, and Increased Wholesale Electricity Revenue at Clean Energy Ventures  Net Financial Earnings per Share Fiscal 2022 NFEPS Guidance by Segment

 5  New Customer  $35  SAVEGREEN  $36  IIP  $24  Cost of Removal/Other  $34**  IT  $29  New Jersey Natural Gas  Solid Performance Due to Higher Base Rates and Incremental Off-systems Sales  ~$231M  Total change in PP&E (cash spent, capex accrued and AFUDC). Includes SAVEGREEN investments, which for GAAP purposes are included as part of cash flows from operations  ** Facilities and RNG & P2G included in “Other” (detailed on Slide 12)  Fiscal YTD Capital Expenditures*  ~41% of capital expenditures earning a near real-time return  Maintenance  $73  540  530  520  510  500  2017 2018 2019 2020 2021  Through Q3 FY2022  NJNG Customers  (in thousands)  570  560  550  568.6  Added 5,274 new customers YTD in fiscal 2022  Regulatory Updates  Submitted annual Basic Gas Supply Service (BGSS) filing to the New Jersey Board of Public Utilities (BPU) seeking to adjust its periodic BGSS rates for residential and small commercial customers primarily to reflect a significant rise in wholesale market prices for natural gas

  6  380  67  0  200  400  600  800  1000  In Service  FY2022 - FY2024E  In Service  Under Construction  Under Contract or Exclusivity  FY2025E-FY2026E FY2027E -  CEV: Robust and Diversified Pipeline in Solar  Taking Advantage of a Considerable Decarbonization Opportunity  MWs  1200  Total  1.1 GW*  Recent Developments  New Jersey market awaiting finalization of Solar Successor Program (Straw Proposal being evaluated), TREC final project approvals, and the dual use incentive structure to develop solar on farmlands  On June 14, 2022, PJM filed new tariff modifications with FERC to reform the interconnection study process and address the backlog of projects in the queue.  In NJ 364MW  * Total of installed capacity of 372MW plus a pipeline of 680MW including projects under construction, contract, or exclusivity  Break down of ~608MW Pipeline Under Contract or Exclusivity  By Location  Outside NJ 244MW  608MW

 CEV: New Project – Holland Township, NJ  This solar project was built on an existing Superfund site that required environmental cleanup, including the removal of fuel tanks, hazardous materials and more than 10,000 cubic yards of contaminated soil.  7  ~8MW In Service in July 2022  Located in Hunterdon County (central NJ near the Pennsylvania border)

S&T: Adelphia Gateway Near Completion

Conversion and Expansion Project

Project Updates

- Construction completed at Marcus Hook (lower Chichester Township, PA), and Quakertown, PA compressor stations
- Nearly fully contracted
- Expect completion by end of the calendar year

Project Overview

- North zone: operational at acquisition – 600,000 Dth/d
- South zone: oil conversion and expansion; adding compression, laterals and interconnects – 250,000 Dth/d



In-service
Construction Complete
Since 5/5/2022
Construction Ongoing
Martin's Creek Booster Compression
Northampton County
Sherry Lane Lateral
UGI Easton Road Interconnect
Lehigh County
North Mainline
New Jersey
TETCO Quakertown Interconnect
Texas Eastern
Quakertown Compressor Station
Montgomery County
South Mainline
(oil to natural gas conversion)
Philadelphia County
Delaware County
Tilghman Lateral and PECO Interconnect
Parkway Lateral & Columbia Interconnect
Transco Meter Station
Marcus Hook Compressor Station
Delaware

New Jersey Resources

8

 Financial Review  9  Roberto Bel  SVP & Chief Financial Officer

 NJR Review of Fiscal 3Q22 NFE Changes  * A reconciliation of these non-GAAP measures can be found in the  Appendix  ($ in Millions)  Fiscal 3Q21 – Consolidated NFE ($ in millions)  $ (14.1)  NJNG  $ 1.1  Utility Gross Margin*  $ 10.7  O&M  $ 0.1  Depreciation & Amortization (D&A)  $ (4.1)  Interest expense, AFUDC, Income Tax  $ (5.6)  Clean Energy Ventures  $ (0.2)  Revenue  $ 0.4  O&M  $ (0.2)  D&A, Interest Expense and Other  $ (0.4)  Storage & Transportation  $ 1.1  Operating Income  $ 2.1  Equity in Earnings of Affiliates  $ (2.1)  Other  $ 1.1  Energy Services  $ 7.5  Financial Margin*  $ 11.2  Interest Expense, Income Tax and Other  $ (3.7)  Home Services and Other  $ 1.0  Revenues  $ 0.9  Other  $ 0.1  Fiscal 3Q22 – Consolidated NFE ($ in millions)  $ (3.6)  10

 11  114  380  399  283  353 46  21  3  EY 2026  EY 2025  EY 2024  EY 2023  Thousands  Hedged  Unhedged  NJR CEV – SREC Hedging Strategy Stabilizes Revenue  Based on Energy Year, as of July 11, 2022  Percent Hedged  Average Price  Current Price (EY)  99%  $203  $227  Percent Hedged  Average Price  Current Price (EY)  95%  $197  $215  Percent Hedged  Average Price  Current Price (EY)  89%  $190  $196  Percent Hedged  Average Price  Current Price (EY)  29%  $173  $180  Note: Energy Years run from June 1 of the prior year to May 31 of the respective year; for example, Energy Year 2023 begins on June 1, 2022, and ends on May 31, 2023

 12  1Q FY2022A  2Q FY2022A  3Q FY2022A  YTD FY2022A  FY2021A  FY2022E  FY2023E  Near Real Time Return?  New Jersey Natural Gas  New Customer  $12  $11  $12  $35  $65  $52  -  $56  $54  -  $58  Yes  Maintenance & Integrity  $27  $16  $30  $73  $252  $125  -  $140  $114  -  $118  Cost of Removal / Other  $9  $18  $4  $31  $66  $34  -  $38  $36  -  $40  Facilities  $1  $2  $—  $3  $63  $8  -  $10  $26  -  $30  IT  $4  $9  $16  $29  $9  $42  -  $52  $60  -  $64  IIP  $6  $4  $13  $23  $9  $24  -  $28  $32  -  $36  Yes  RNG & P2G  $1  $—  $—  $1  $5  $1  -  $1  $35  -  $39  SAVEGREEN  $13  $11  $12  $36  $31  $48  -  $52  $48  -  $52  Yes  $73  $71  $87  $231  $499  $334  -  $377  $405  -  $437  Clean Energy Ventures  Sunlight Advantage  $2  $4  $4  $10  $11  $14  -  $17  $14  -  $18  Commercial Solar  $30  $32  $28  $90  $78  $125  -  $140  $110  -  $250  $32  $36  $32  $100  $89  $139  -  $157  $124  -  $268  Storage and Transportation  Adelphia Gateway  $51  $38  $22  $111  $113  $115  -  $130  $5  -  $10  Leaf River  $6  $4  $3  $13  $11  $7  -  $11  $3  -  $7  $57  $42  $25  $125  $124  $122  -  $141  $8  -  $17  Total  $162  $149  $144  $455  $712  $595  -  $675  $537  -  $722  NJR Capital Plan1  ($ in Millions)  1Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations

 13  NJR Projected Cash Flows  ($ in Millions)  1- Excludes accrual for AFUDC and SAVEGREEN investments (for GAAP purposes, SAVEGREEN investments are included in Cash Flow from Operations) 2- Dividend growth for fiscal 2023 are based upon the midpoint of forecasted 7-9% growth rate  FY2021A  FY2022E  FY2023E  Cash Flow from Operations  $391  $225  -  $245  $410  -  $430  Uses of Funds  Capital Expenditures1  $625  $534  -  $610  $481  -  $658  Dividends2  $117  $127  -  $132  $135  -  $140  Total Uses of Funds  $742  $661  -  $742  $616  -  $798  Financing Activities  Common Stock Proceeds – DRIP  $15  $14  -  $16  -  -  Debt Proceeds/Other  $336  $422  -  $481  $206  -  $368  Total Financing Activities  $351  $436  -  $497  $206  -  $368

 Attractive Total Shareholder Return  10% - 12%   14  1Based on dividend per share of $1.45 and closing share price of $45.71 on August 2, 2022  Growing Dividend  Annualized dividend yield  of 3.2%1  Expect future dividend growth to be 7% to 9%  (in line with long-term NFEPS expectations)  The Clean Energy Future Starts at NJR  Net Zero by 2050 goal for  New Jersey operations  First utility on the East Coast to blend green hydrogen into its fuel stream  Largest solar pipeline in  Company history  Solid Long Term Growth Outlook  Expect 7% - 9%  NFEPS Growth  Diversified energy infrastructure company with complementary businesses that provide a strong profile for growth  Value Proposition for Stakeholders

 Appendix  15  Slide  16  Third Quarter Fiscal 2022 NFE by Business Unit  17  Reconciliation of NFE and NFEPS to Net Income  18  Other Reconciliation of Non-GAAP Measures  19  Review of Fiscal YTD NFE Changes  20  Energy Services: AMAs De-Risks Business and Drives Value  21  NJR CEV – SREC Hedging by Fiscal Year  22  Shareholder and Contact Information

 Third Quarter Fiscal 2022 NFE by Business Unit  16  ($ in 000s)  Three Months Ended June 30,  Nine Months Ended June 30,  2022  2021  Change  2022  2021  Change  New Jersey Natural Gas  $2,648  $1,581  $1,067  $156,511  $131,589  $24,922  Clean Energy Ventures  $(5,098)  $(4,926)  $(172)  $(18,410)  $(24,072)  $5,662  Storage and Transportation  $3,526  $2,387  $1,139  $11,113  $10,606  $507  Energy Services  $(5,003)  $(12,527)  $7,524  $42,504  $85,501  $(42,997)  Home Services and Other  $376  $(663)  $1,039  $707  $(2,511)  $3,218  Total  $(3,551)  $(14,148)  $10,597  $192,425  $201,113  $(8,688)  NFEPS  $(0.04)  $(0.15)  $0.11  $2.00  $2.09  $(0.09)

Reconciliation of NFE and NFEPS to Net Income

($ in 000s)

- NFE is a measure of earnings based on the elimination of timing differences to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, Solar Renewable Energy Certificates (SRECs) and foreign currency contracts. Consequently, to reconcile net income and NFE, current-period unrealized gains and losses on the derivatives are excluded from NFE as a reconciling item. Realized derivative gains and losses are also included in current-period net income. However, NFE includes only realized gains and losses related to natural gas sold out of inventory, effectively matching the full earnings effects of the derivatives with realized margins on physical natural gas flows. NFE also excludes certain transactions associated with equity method investments, including impairment charges, which are non-cash charges, and return of capital in excess of the carrying value of our investment. These are not indicative of the Company's performance for its ongoing operations. Included in the tax effects are current and deferred income tax expense corresponding with the components of NFE.
- NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period

(Unaudited)

	Three Months Ended June 30,		Nine Months Ended June 30,	
	2022	2021	**2022**	2021
NEW JERSEY RESOURCES				
A reconciliation of net income, the closest GAAP financial measure, to net financial earnings is as follows:				
Net income (loss)	**$ 13,053**	$ (111,831)	$ 220,400	$ 119,023
Add:				
Unrealized (gain) loss on derivative instruments and related transactions	**(17,891)**	21,862	(58,060)	13,627
Tax effect	**4,253**	(5,198)	13,809	(3,240)
Effects of economic hedging related to natural gas inventory	**428**	2,486	25,160	(12,255)
Tax effect	**(102)**	(591)	(5,979)	2,912
(Gain on) impairment of equity method investment	**(4,021)**	92,000	(4,021)	92,000
Tax effect	**1,003**	(11,934)	1,003	(11,934)
NFE tax adjustment	**(274)**	(942)	113	980
Net financial (loss) earnings	**$ (3,551)**	$ (14,148)	$ 192,425	$ 201,113
Weighted Average Shares Outstanding				
Basic	**96,154**	96,348	96,055	96,237
Diluted	**96,620**	96,348	96,527	96,629
A reconciliation of basic earnings per share, the closest GAAP financial measure, to basic net financial earnings per share is as follows:				
Basic earnings (loss) per share	**$ 0.14**	$ (1.16)	$ 2.29	$ 1.24
Add:				
Unrealized (gain) loss on derivative instruments and related transactions	**$ (0.19)**	$ 0.22	$ (0.60)	$ 0.14
Tax effect	**$ 0.04**	$ (0.05)	$ 0.14	$ (0.03)
Effects of economic hedging related to natural gas inventory	**$ —**	$ 0.03	$ 0.26	$ (0.13)
Tax effect	**$ —**	$ (0.01)	$ (0.06)	$ 0.03
Impairment of equity method investment	**$ (0.04)**	$ 0.95	$ (0.04)	$ 0.95
Tax effect	**$ 0.01**	$ (0.12)	$ 0.01	$ (0.12)
NFE tax adjustment	**$ —**	$ (0.01)	$ —	$ 0.01
Basic NFE per share	**$ (0.04)**	$ (0.15)	$ 2.00	$ 2.09

New Jersey Resources

17

Other Reconciliation of Non-GAAP Measures

($ in 000s)

NJNG Utility Gross Margin

- NJNG's utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expenses. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization.

Energy Services Financial Margin

- Financial margin removes the timing differences associated with certain derivative and hedging transactions. Financial margin differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization expenses as well as the effects of derivatives instruments on earnings.

(Unaudited)	Three Months Ended June 30,		Nine Months Ended June 30,	
	2022	2021	**2022**	2021
A reconciliation of gross margin, the closest GAAP financial measurement, to utility gross margin is as follows:				
Operating revenues	**$ 199,695**	$ 127,626	**$ 938,279**	$ 633,522
Less:				
Natural gas purchases	**102,624**	44,111	**442,441**	221,872
Operating and maintenance (1)	**25,034**	29,437	**64,924**	80,544
Regulatory rider expense	**8,360**	5,456	**55,941**	34,570
Depreciation and amortization	**23,951**	19,894	**70,188**	58,538
Gross margin	**39,726**	28,728	**304,785**	237,998
Add:				
Operating and maintenance (1)	**25,034**	29,437	**64,924**	80,544
Depreciation and amortization	**23,951**	19,894	**70,188**	58,538
Utility gross margin	**$ 88,711**	$ 78,059	**$ 439,897**	$ 377,080
A reconciliation of gross margin, the closest GAAP financial measurement, to financial margin is as follows:				
Operating revenues	**$ 307,815**	$ 201,594	**$ 1,089,704**	$ 893,640
Less:				
Natural Gas purchases	**290,767**	237,011	**980,600**	741,128
Operating and maintenance (1)	**5,617**	3,663	**12,864**	28,271
Depreciation and amortization	**34**	28	**94**	83
Gross margin	**11,397**	(39,108)	**96,146**	124,158
Add:				
Operating and maintenance (1)	**5,617**	3,663	**12,864**	28,271
Depreciation and amortization	**34**	28	**94**	83
Unrealized (gain) loss on derivative instruments and related transactions	**(16,470)**	22,784	**(61,671)**	13,351
Effects of economic hedging related to natural gas inventory	**428**	2,486	**25,160**	(12,255)
Financial margin	**$ 1,006**	$ (10,147)	**$ 72,593**	$ 153,608

(1) Excludes selling, general and administrative expenses

New Jersey Resources

18

 Review of Fiscal 2022 YTD NFE Changes  * A reconciliation of these non-GAAP measures can be found in the Appendix  ($ in Millions)  Fiscal 2021 YTD – Consolidated NFE ($ in millions)  $ 201.1  NJNG  $ 24.9  Utility Gross Margin*  $ 62.8  O&M  $ 7.3  Depreciation & Amortization (D&A)  $ (11.7)  Interest expense, AFUDC, Income Tax  $ (33.5)  Clean Energy Ventures  $ 5.7  Revenue  $ 9.6  O&M  $ (0.9)  D&A, Interest Expense and Other  $ (3.0)  Storage & Transportation  $ 0.5  Operating Income  $ (0.8)  Equity in Earnings of Affiliates  $ (6.4)  Other  $ 7.7  Energy Services  $ (43.0)  Financial Margin*  $ (81.0)  Interest Expense, Income Tax and Other  $ 38.0  Home Services and Other  $ 3.2  Revenues  $ 2.7  Other  $ 0.5  Fiscal 2022 YTD – Consolidated NFE ($ in millions)  $ 192.4  19

Energy Services: AMAs De-Risks Business and Drives Value

($ in Millions)

Overview	**10-Year Asset Management Agreements (AMAs) with Investment Grade Utility** • Entered into AMAs to release certain natural gas transportation contracts of Energy Services for aggregate cash proceeds of approximately $500 million payable over 10 years (~$260 million through FY2024; $240 million after FY2024) • Counterparty will provide certain asset management services and Energy Services may deliver natural gas to the investment grade utility • First payment of $86.8 million received by Energy Services on October 29, 2021
De-Risking	• De-risks Energy Services business by securing 10 years of contracted cash payments with minimal counterparty credit risk. The counterparty is rated BBB+/Stable by S&P. • There is NO price or volumetric risk involved in the transaction, and no other potential variability in the cash flow except in case of default • If the counterparty defaults for any reason before capacity has been permanently released, assets revert back to Energy Services
Financial Impacts	• Cash proceeds provide flexibility to reinvest in core businesses, reduce future debt issuances and support shareholder distributions • Strengthen balance sheet and credit metrics

Revenue Recognition*

- Revenue recognition for FY2022 is expected to be $53.1 million, of which $22.1 million was recognized in fiscal Q1 2022, $10.3M recognized in fiscal Q2 2022, and **$10.3M recognized in fiscal Q3 2022**
- NJR received this year's cash payment of $86.8 million in fiscal Q1 2022

	Revenue Recognition*	Cash
Fiscal Years 2022 – 2024	$239	$261
Fiscal Years 2025 – 2031	$138	$240
Fiscal Year 2032	$124	$0
	$262	$240
Total	**$501**	**$501**

AMAs feature initial and permanent capacity releases with cash payments throughout, with ASC 606 revenue recognition standard requiring that revenue be allocated to both the initial and permanent releases. As a result, disproportionate value is allocated to the permanent release periods in FY 2024 and FY 2032.

New Jersey Resources

20

 114  263  365  395  465  145  135  36  7  FY 2026  FY 2025  FY 2024  FY 2023  FY 2022  Thousands  Hedged  Unhedged  21  NJR CEV – SREC Hedging by Fiscal Year  As of July 11, 2022  Percent Hedged  Average Price  Current Price (FY)  100%  $203  $235  Percent Hedged  Average Price  Current Price (FY)  98%  $201  $223  Percent Hedged  Average Price  Current Price (FY)  91%  $193  $208  Percent Hedged  Average Price  Current Price (FY)  66%  $190  $191  Percent Hedged  Average Price  Current Price (EY)  44%  $173  $174

Shareholder and Contact Information

Stock Transfer Agent and Registrar

The Transfer Agent and Registrar for the company's common stock is Broadridge Corporate Issuer Solutions, Inc. (Broadridge).

Shareowners with questions about account activity should contact Broadridge investor relations representatives between 9 a.m. and 6 p.m. ET, Monday through Friday, by calling toll-free 800-817-3955.

General written inquiries and address changes may be sent to:
Broadridge Corporate Issuer Solutions
P.O. Box 1342, Brentwood, NY 11717

or

For certified and overnight delivery:
Broadridge Corporate Issuer Solutions, ATTN: IWS
1155 Long Island Avenue, Edgewood, NY 11717

Shareowners can view their account information online at shareholder.broadridge.com/NJR.

Last Four Dividends Paid (Quarterly Frequency)

Ex-Dividend Date	Record Date	Payable Date	Amount per share
6/14/2022	6/15/2022	7/1/2022	$0.3625
3/15/2022	3/16/2022	4/1/2022	$0.3625
12/14/2021	12/15/2021	1/3/2022	$0.3625
9/17/2021	9/20/2021	10/1/2021	$0.3625

Corporate Headquarters

1415 Wyckoff Road
Wall, NJ 07719
(732) 938-1000
www.njresources.com

Contact Information

Adam Prior – Director, Investor Relations
732-938-1145
aprior@njresources.com

Dennis Puma – Director, Investor Relations
732-938-1229
dpuma@njresources.com

Online Information

Website: www.njresources.com

Investor Relations: LINK

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New Jersey Resources

22